SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                SUFFOLK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                             SUFFOLK [LOGO] BANCORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 12, 2004

To Shareholders of Suffolk Bancorp:

Notice is hereby given that the annual meeting of shareholders of Suffolk Bancorp, a New York corporation (the "Company"), will be held at the Suffolk County National Bank, Administrative Center, Lower Level, 4 West Second Street, Riverhead, New York, on Tuesday, April 13, 2004 at 1:00 P.M. for the purpose of considering and voting upon the following matters:

      1. The election of three directors to hold office for three years, and one director to hold office for one year, and until their successors shall have been duly elected and qualified.

      2. The approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2004.

      3. Any other business which may be properly brought before the meeting or any adjournment thereof.

            By Order of the Board of Directors

            DOUGLAS IAN SHAW
            Vice President & Corporate Secretary

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

                       THIS PAGE LEFT BLANK INTENTIONALLY.

                             SUFFOLK [LOGO] BANCORP

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS

Item 1. Date, Time and Place Information

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Suffolk Bancorp, a New York corporation (the "Company"), of proxies to be voted at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 13, 2004 at the Suffolk County National Bank, Administrative Center, Lower Level, 4 West Second Street, Riverhead, New York. This proxy statement and the form of proxy are first being sent to shareholders on March 12, 2004.

Item 2. Revocability of Proxy

Any shareholder executing a proxy that is solicited in this statement has the power to revoke it by giving written notice to the Secretary of the Company at any time prior to the exercise of the proxy.

Item 4. Persons Making the Solicitation

Proxies will be solicited by mail. They also may be solicited by directors, officers, and regular employees of the Company, as well as those of Suffolk County National Bank (the "Bank"), which is a wholly-owned subsidiary of the Company. They may be solicited, personally, or by telephone or telegraph, but these people will receive no additional compensation for their services. Copies of proxy material will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to the beneficial owners of the Company's common stock. The Company will bear all costs of soliciting proxies.

Item 6. Voting Securities and Principal Holders Thereof

As of March 5, 2004, there were 10,917,269 shares of common stock, $2.50 par value, of the Company outstanding. Only stockholders of record at the close of business on March 5, 2004 are entitled to notice of and to vote at the annual meeting. Each shareholder of record on that date is entitled to one vote for each share held.

Item 7. Directors and Executive Officers

ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS AND OFFICERS (Item 1 on Proxy Card)

The first item to be acted upon at the meeting of shareholders is the election of three directors to hold office for three years, and one director to hold office for one year, and until their successors shall have been duly elected and qualified.

The By-Laws of the Company provide that the total number of directors may be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at ten. The By-Laws further provide that the directors shall be divided into three classes, as nearly equal as possible, with terms of office of each class expiring at the end of consecutive years.

Each of the four nominees has consented to being named in this proxy statement and to serve if elected, and the Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve, if elected. The other six members of the Board of Directors, who are listed below, are currently expected to continue to serve on the Board until their respective terms expire.

Following is information about the nominees for directors to be elected at this annual meeting of shareholders and the directors of the Company whose terms of office continue after this annual meeting of shareholders of the Company.

            NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                               Shares of
                                                                                          Served    Present   Common Stock
                                  Position                                                   as      Term       Owned (4)
                                and Offices               Business Experience             Director  Expires   Beneficially     % of
Name (1)                Age     With Company            During Past 5 Years (2)            Since      (3)      at 3/5/2004     Class
------------------------------------------------------------------------------------------------------------------------------------
Nominees for a term of three years:

Edgar F. Goodale         50       Director                President, Riverhead              1989      2004        34,016       0.31%
                                                         Building Supply Corp.

David A. Kandell         50       Director                  Managing Partner                2003      2004         3,451       0.03%
                                                Kandell, Farnworth, & Pubins, C.P.A.'s
                                                           (accounting firm)

Susan V.B. O'Shea        54       Director                  Managing Partner                2000      2004         7,017       0.06%
                                               Long Island Commercial Industrial Corp.
                                                 (multi-tenant commercial real estate)

Nominee for a term of one year:

Ralph Gibson, M.D.       48       Director                     Physician                    2003      2004          773        0.01%
                                                           (private practice)

Directors Continuing In Office:

Bruce Collins            73       Director             Currently Retired, Former            1994      2005        31,368       0.29%
                                                     Superintendent of Public Works
                                                   Village of East Hampton, New York

Joseph A. Deerkoski      69       Director                    Consultant                    1987      2005        60,158       0.55%
                                                  past President, Neefus-Stype, Inc.
                                                          (general insurance)

Edward J. Merz           72      Chairman,                  Chairman, Chief                 1984      2005        64,251       0.59%
                                and Director       Executive Officer, Suffolk County
                                                   National Bank and Suffolk Bancorp

James E. Danowski        48       Director       Partner, C.P.A., Coughlin, Foundotos,      2002      2006         6,754       0.06%
                                                Cullen & Danowski, L.L.P. (accounting)

Thomas S. Kohlmann       57   President, Chief     Executive Vice President and Chief       1999      2006        48,455   (5) 0.44%
                             Executive Officer,         Lending Officer, Suffolk
                                and Director              County National Bank
                                                          and Suffolk Bancorp

Terence X. Meyer         47       Director            Partner, Meyer, Meyer, Metli          1999      2006         5,859       0.05%
                                                        & Keneally, Esqs. L.L.P.
                                                              (attorneys)

(1) All of the nominees and all of the directors continuing in office are also directors of the Bank. Of the nominees and directors continuing in office, only Thomas S. Kohlmann has been an executive officer of the Company in the last fiscal year.

(2) The business experience of each director during the past five years was that typical of a person engaged in the principal occupations for that period listed for each. Each of the directors has held the same or another executive position with the same employer during the past five years.

(3) The policy of the Board of Directors of Suffolk Bancorp is that directors shall retire at the end of the term of service during which they attain 72 years of age.

(4) Included are the following shares in which directors disclaim beneficial ownership: Joseph A. Deerkoski 23,248 shares owned by Patricia B. Deerkoski, wife.

(5) Includes holdings of 18,455 common shares and 30,000 vested options to purchase common shares.

The primary business of the Company is the operation of Suffolk County National Bank. The directors of the Company met thirteen times during the fiscal year ended December 31, 2003; the Audit Committee met eight times; the Personnel Committee met twice; and the Nominating and Governance Committee met once during 2003. The Board of Suffolk County National Bank met thirteen times. No director serving currently attended fewer than 75 percent of the meetings of the Board of the Company and its committees, or of the Bank and its committees.

The Boards of the Company and the Bank have standing Audit, Personnel, and Nominating and Governance Committees composed as follows:

The Audit Committee consists of Messrs. James E. Danowski, Chairman; Joseph A. Deerkoski; David A. Kandell, and Ms. Susan V.B. O'Shea. This committee performs the functions described below under "AUDIT - Report of the Audit Committee." The Board has determined that all of the members of the Audit Committee are independent under the applicable listing standards of NASDAQ. The Board has also determined that Messrs. Danowski and Kandell are "audit committee financial experts," and have the requisite financial and accounting expertise and knowledge regarding the Company's financial reporting process and internal controls. None of the members of the committee serve on more than three audit committees, including Suffolk's. The committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Suffolk by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Nominating and Governance Committee consists of Messrs. Edgar F. Goodale, Chairman; Bruce Collins; and Joseph A. Deerkoski. The Nominating & Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board's performance; and (4) to recommend to the Board director nominees for each committee. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by the applicable listing standards of NASDAQ. The Committee operates pursuant to a Charter that was last amended and restated by the Board on February 23, 2004, a copy of which is attached to this Proxy Statement as Appendix B. As set forth in the Charter,

The Personnel Committee consists of retiring director J. Douglas Stark, Chairman, and Messrs. Bruce Collins and James E. Danowski. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by the applicable listing standards of NASDAQ. This committee reviews salaries, benefits, and employment policies of the Company and the Bank at least annually, and makes recommendations to the Board.

                          Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent" as required by, and meet the experience requirements of, the applicable listing standards of NASDAQ. The Committee operates pursuant to a Charter that was last amended and restated by the Board on May 26, 2003, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements; the Company's accounting and financial reporting principles; and the Company's internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has reviewed and discussed the audited financial statements and related controls, procedures, compliance, and other matters with management and the independent auditors. These discussions included those required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee
(i) has also received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect; (ii) has received written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, internal audit, and any other services provided by the auditors; (iii) has considered whether the provision of those services by the independent auditors to the Company is compatible with maintaining the auditor's independence; and (iv) has discussed with the auditors the auditors' independence.

Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

Submitted by: James E. Danowski, Chairman of the Committee
              Joseph A. Deerkoski
              David A. Kandell
              Susan V. B. O'Shea

The information contained in the Audit Committee Report is not deemed filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating this document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                Report of the Nominating and Governance Committee

The key roles, among others, of the Nominating & Governance Committee is to assist the Board by identifying individuals qualified to become Board members; and to recommend to the Board the Corporate Governance Guidelines applicable to the Company. The Committee assesses the independence of both current and prospective directors with reference to the applicable listing requirements of NASDAQ under Rule 4200 which require that directors' relationships with the Company not be material as defined in the rule. On recommendation by the Committee, the Board of Directors has determined the independence of each the company's directors as follows:

Name                             Independent
--------------------------------------------
Bruce Collins                            yes
James E. Danowski                        yes
Joseph A. Deerkoski                      yes
Ralph M. Gibson, M.D.                    yes
Edgar F. Goodale                         yes

Name                             Independent
--------------------------------------------
David A. Kandell                         yes
Thomas S. Kohlmann                        no
Edward J. Merz                            no
Terence X. Meyer                          no
Susan V. B. O'Shea                       yes

The Board of Directors has chosen to conduct its executive sessions which include only directors who are not part of management as an open forum and do not select a presiding director.

The Nominating and Governance Committee has a policy to encourage shareholders, as well as directors, employees, and other stakeholders in the Company to submit candidates for the Committee's consideration. Submissions may be made at any time in writing but to be considered by the Committee for nomination at the 2005 annual meeting should be submitted by November 14, 2004 to:

                       The Chairman of the Nominating and Governance Committee C/O Corporate Secretary
                       Suffolk Bancorp
                       4 West Second Street
                       P.O. Box 9000 Riverhead, New York 11901

The Committee makes no representation that it will recommend to the Board of Directors a candidate as a nominee, but will consider all individuals whose names are submitted. All candidates for nominee, regardless of the source of submission, will be evaluated under the same criteria. Accordingly, candidates for director of Suffolk Bancorp and Suffolk County National Bank should be at minimum:

      o Growing in prominence or already prominent, respected, with good contacts in the communities that the Company serves.

      o     Experienced and successful in business, finance, or administration.

      o Familiar with fiduciary responsibility, and with an unblemished reputation for integrity.

At present, the Committee does not use third parties to help identify nominees for the Board of Directors, although it reserves the right to do so in the future.

Shareholders are encouraged to communicate with the Board of Directors as they believe it is important to do so. Communications should be designated on the outside of the envelope in which they are sent as being intended for the full Board of Directors or for the sole consideration of Directors who are not also part of management, and can be sent to the Board as follows:

                       The Board of Directors (or Non-management Directors) C/O Corporate Secretary
                       Suffolk Bancorp
                       4 West Second Street
                       P.O. Box 9000 Riverhead, New York 11901

All such communications from bona-fide shareholders will be forwarded to the designated directors upon the sender's confirmation as a shareholder.

The Board of Directors expects that directors shall attend a minimum of 75 percent of the regular and special meetings of the Board, unless granted leave for illness or personal reasons, and directors are strongly encouraged to attend the annual meeting of the shareholders. All directors attended the most recent annual meeting of the shareholders held on April 8, 2003.

Shareholder proposals to be considered at an annual meeting must be submitted in a timely fashion. Shareholder proposals to be considered for inclusion in the proxy statement for the 2005 annual meeting of the shareholders must be received by the Company at its principal executive offices no later than November 5, 2004, any such proposals, as well as any questions about them, should be directed to the Secretary of the Company. Shareholder proposals for the 2005 annual meeting of the shareholders submitted outside of the processes of the SEC's Rule 14a-8 must be, and will be considered untimely unless they are, (a) in the case of nominations for election to the Board of Directors, delivered or mailed to the President of the Company not less than 14 nor more than 50 days prior to the date of the 2005 annual meeting (or no later than the close of business on the seventh day following the date on which notice of the meeting is mailed, if less than 21 days' notice of the 2005 annual meeting is given to shareholders), or (b) in the case of shareholder proposals concerning business other than nominations for election to the Board of Directors, received by the Company at its principal offices, directed to: the Corporate Secretary, no later than January 27, 2005 or, if the date of the 2005 annual meeting is more then 30 days earlier or later than April 13, a reasonable time before the Company mails its proxy materials for the 2005 annual meeting.

Submitted by: Edgar F. Goodale, Chairman of the Committee
              Bruce Collins
              Joseph A. Deerkoski

Item 8. Compensation of Directors and Executive Officers

                        Report of the Personnel Committee

The Company's Personnel Committee serves as its Compensation Committee. It consists of at least three Directors who are not employees as well as the President and Chief Executive Officer. Members of the Bank's management attend Committee meetings regularly to provide information about personnel policies and programs, along with their cost. Management's participation in this Committee plays an important part in the development and continuation of benefit plans, and in determining appropriate compensation. The Committee holds discussions with management in attendance to ensure that decisions affecting both return to shareholders and the Bank's operations are made diligently. The Committee was established to review, at least annually, the salaries, benefits, and employment policies of the Bank and then make recommendations to the full Board.

                               Compensation Policy

It is the Company's policy to compensate individuals at fair and competitive levels to encourage them to work to the benefit of the shareholders. It is to this end that the Company has established a program that links employees' remuneration to demonstrated and measurable performance goals. These goals are aligned with corporate philosophy and the annual business plan. The performance of an employee is reviewed individually. However, the individual's impact on overall corporate success is also weighed. Leadership and presence in the community are other factors. The Company continues to attract and maintain qualified staff. The Company, through the use of incentives, competitive salaries, and direct ownership, rewards these individuals for their ongoing commitment to our shareholders. Management remains diligent in its pursuit of new and innovative ways to determine compensation.

                           Components of Compensation

The Committee examines three components of compensation annually: base salary, executive incentive (bonus), and long- term incentive. The Company uses base salary ranges for all employees, with the exception of the President and Executive Vice Presidents. The ranges have been determined by regional salary surveys, industry guides, and regional economic conditions. Comparisons to compensation at similar companies are made regularly. Information gained from membership in regional banking organizations also permits valuable comparisons. The Company also participates in comparison surveys conducted by independent consulting firms that provide additional information in return. The second component of executive compensation is the Executive Officer Incentive Program (Bonus). This program rewards key individuals who have contributed successfully to the Company's profitability during the business year. Over the years, differing methods have been used to determine these awards. Recent methods have included a formula based strictly on net earnings, pro-rating by base salary, and ratings based on individual performance and position. Long-term incentives take the form of stock options. The Committee acknowledges the value of using such incentives as they tie the executives' interest to the shareholders'. The purpose of executive compensation, in general, is to provide incentives to increase the net worth of the Company, and ultimately shareholders' wealth. It should be noted that the Company has no long-term contracts in effect for its Executive Officers other than contracts that would become effective only if a change in control of the Company occurs.

                     Compensation of Chief Executive Officer

To assess the appropriate form and amount of compensation, the Committee evaluates the performance of the Company and the C.E.O.'s individual contribution to that performance. In evaluating the Company, the Committee considers return on stockholders' equity, return on assets, the quality and quantity of assets, operating efficiency, growth in earnings and earnings-per-share, and the market price of the Company's common stock. The C.E.O.'s individual performance is evaluated on the basis of the quality of oversight and the development of strategy. The Company's operating results and market performance are compared quarterly to the commercial banking industry as a whole, all banking companies in the New York metropolitan area, all banking companies of similar size nationwide, and selected regional competitors. The C.E.O.'s compensation is compared annually to selected regional competitors operating in the state of New York. The Committee then makes an estimation in awarding base salary, cash bonus, and stock options.

                                   Conclusion

The Committee believes that the compensation awarded to the Company's senior executives is appropriate given the Company's performance and the performance of individual executives.

Submitted by: J. Douglas Stark, Chairman of the Committee
              Bruce Collins
              James E. Danowski

The following table sets forth the cash compensation paid to the person who served as C.E.O. during the fiscal year ended December 31, 2003, and each of the other four highest paid executive officers of the Company whose salary and bonus exceeded $100,000 as accrued for the fiscal year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------
                                                      Annual Compensation               Long-Term Compensation
                                               -------------------------------------------------------------------
                                                                                       Awards            Payouts
                                                                                    ------------------------------   All
                Name                                                                Restricted                       Other
                 and                                                   Other Annual    Stock    Options/   LTIP    Compen-
         Principal Position            Year    Salary       Bonus      Compensation   Award(s)    SARs   Payouts    sation
                                                ($)          ($)           ($)          ($)       (#)      ($)      ($)(1)
                 (a)                   (b)      (c)          (d)           (e)          (f)       (g)      (h)       (i)
-----------------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann                     2003     310,627       115,000      n/a          n/a      5,000     n/a       4,584
President and                          2002     298,905       100,000      n/a          n/a         --     n/a       4,154
Chief Executive Officer                2001     248,200        60,000      n/a          n/a     12,000     n/a       3,984

J. Gordon Huszagh                      2003     159,511       100,000      n/a          n/a      2,500     n/a       6,612
Executive Vice President &             2002     148,292        90,000      n/a          n/a         --     n/a       6,014
Chief Financial Officer                2001     121,355        35,000      n/a          n/a      5,000     n/a       5,205

Robert C. Dick                         2003     149,528        78,282      n/a          n/a      2,500     n/a       4,705
Executive Vice President &             2002     139,365        75,000      n/a          n/a         --     n/a       4,241
Chief Lending Officer                  2001     123,247        35,000      n/a          n/a      5,000     n/a       4,051

Frank D. Filipo                        2003     145,148        30,000      n/a          n/a      1,000     n/a       3,612
Executive Vice President,              2002         n/a           n/a      n/a          n/a        n/a     n/a         n/a
Retail Banking                         2001         n/a           n/a      n/a          n/a        n/a     n/a         n/a

Augustus C. Weaver                     2003     168,018        70,864      n/a          n/a      2,500     n/a       4,525
Executive Vice President &             2002     159,526        70,000      n/a          n/a         --     n/a       4,150
Chief Information Officer              2001     148,268        40,000      n/a          n/a      5,000     n/a       3,939

-----------------------------------------------------------------------------------------------------------------------------

(1) Includes above-market or preferential earnings on deferred compensation, and company matching contributions to 401(K) plan.

                          STOCK OPTION AND OTHER PLANS

The Company adopted a 1999 Stock Option Plan for its employees and employees of its subsidiaries which was approved by the shareholders. The Option Plan provides for incentive stock options and non-qualified stock options. Under the Option Plan, options to purchase up to 1,200,000 shares of Common Stock may be issued. As of December 31, 2003, options for 1,125,500 shares remained to be granted; 13,500 options were granted in 2003 to the persons named in the summary compensation table. During 2003, executive officers acquired 16,400 shares on exercise for which $391,090 in value was realized. At December 31, 2003, there were 75,500 unexercised options and 36,000 stock appreciation rights outstanding, of which 60,000 and 33,000 had vested and may be exercised, respectively. As of December 31, 2003, the difference between the market value of the Common Stock and the exercise price of vested but unexercised in-the-money options or stock appreciation rights was $1,268,920.00.

Under the Plan, key employees are granted options to purchase Common Stock of the Company at a price equal to the fair market value of the shares on the date that the option is granted. Almost all of the Company's approximately 400 employees could qualify as key employees. The Personnel Committee of the Board of Directors determines the optionee, the number of shares covered by the options, and the exercise price of options granted under the Plans. When granted, options expire after a time determined by the Personnel Committee, but in no event longer than ten years, or on termination of the employment of the optionee unless the termination resulted from death, disability, or retirement. In those events, the option expires in two years, one year, and three months after termination of employment, respectively. The exercise price may be paid either in cash or by delivery of shares of the Company's Common Stock, valued at the market price. Optionees may also be given stock appreciation rights in connection with the option. The Personnel Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph. Copies of the Plans are available upon shareholder request.

                               STOCK OPTION TABLE

-------------------------------------------------------------------------------------------------------------------
                                                       INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------
                                                  Percent of
                                Number of           Total
                               Securities        Options/SAR's
                               Underlying          Granted to        Exercise of
                              Options/SAR's        Employees         Base Price     Expiration        Grant Date
Name                           Granted (#)       in Fiscal Year        ($/Sh)          Date         Present Value $
                 (a)               (b)                (c)                (d)            (e)              (h)
-------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann                5,000             31.250%             $31.83       2/24/2013         $44,000
J. Gordon Huszagh                 2,500             15.625%             $31.83       2/24/2013         $22,000
Robert C. Dick                    2,500             15.625%             $31.83       2/24/2013         $22,000
Frank D. Filipo                   2,500             15.625%             $31.83       2/24/2013         $22,000
Augustus C. Weaver                2,500             15.625%             $31.83       2/24/2013         $22,000

-------------------------------------------------------------------------------------------------------------------

**The weighted-average, fair value of the options granted during 2003 was $8.80.
   The fair value of each option was estimated on the date granted using the Black-Scholes option pricing model. The following weighted average assumptions were used for grants during 2003: risk-free interest rate of 3.96%; expected dividend yield of 2.60%; expected life of ten years; and expected volatility of
                                     26.5%.

                         COMPENSATION PURSUANT TO PLANS

The Company has a defined-benefit pension plan. Other than stock options, it is the only form of contingent remuneration. It is noncontributory and is applicable to all eligible officers and employees after one year of qualified service and attainment of age 21. Annual Retirement Allowance is equal to 1 3/4 percent of Average Compensation times Creditable Service up to thirty-five years, plus 1 1/4 percent of Average Compensation times Creditable Service in excess of thirty-five years (up to five such years), less 0.49 percent of the Final Three Year Average Compensation (limited to Covered Compensation) times Creditable Service up to thirty-five years. "Average Compensation" is the average of compensation during the five consecutive years of employment affording the highest such average. "Covered Compensation" is the average of the Social Security taxable wage base for the thirty-five years ending with the year an individual attains Social Security Retirement Age. Vesting is 100 percent after five years of creditable service from employment. The total pension plan expense for all officers and employees for 2003 was $1,067,246.

The following table presents the estimated retirement benefits payable under the Plan based on selected compensation amounts and years of service, after deducting Covered Compensation. Only those directors who are also executive officers of the Company participate in the Plan.

                 APPROXIMATE ANNUAL RETIREMENT BENEFITS BASED ON
           AVERAGE ANNUAL EARNINGS FOR HIGHEST FIVE CONSECUTIVE YEARS

--------------------------------------------------------------------------------
                                   Years of Creditable Service
  Annual Average    ------------------------------------------------------------
   Compensation             15                   25                  35
--------------------------------------------------------------------------------

     $50,000               9,913               16,522               23,131
     100,000              23,038               38,397               53,756
     200,000              44,038               73,397              102,756
     300,000              44,038               73,397              102,756
     400,000              44,038               73,397              102,756
     500,000              44,038               73,397              102,756
--------------------------------------------------------------------------------

The single plan maximum benefit limit under Internal Revenue Code Section 415 as of January 1, 2003, $160,000 ($156,097 under the Normal Form of Payment for a
     Single Participant), is reflected in the benefits. The maximum annual compensation allowed under a qualified plan, $180,000 for 2003, is also reflected in the calculations.

                           YEARS OF CREDITABLE SERVICE

------------------------------------------------------------------------------------------------------------------------
         Name of Officer                     Capacities In Which Served                  Years of Creditable Service
------------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann                       President & Chief Executive Officer                         11
J. Gordon Huszagh                Executive Vice President & Chief Financial Officer                  20
Robert C. Dick                    Executive Vice President & Chief Lending Officer                   23
Frank D. Filipo                       Executive Vice President, Retail Banking                        2
Augustus C. Weaver              Executive Vice President & Chief Information Officer                 16
------------------------------------------------------------------------------------------------------------------------

                    BENEFICIAL INTEREST OF EXECUTIVE OFFICERS
                               as of March 5, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total***       % of Fully
Name                                      Position Held                      Shares      Vested          Owned       Diluted Shares
                                                                             Owned       Options      Beneficially     Outstanding
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Kohlmann             President & Chief Executive Officer           18,455       30,000          48,455          0.44%
J. Gordon Huszagh      Executive Vice President & Chief Financial Officer     6,174       10,500          16,674          0.15%
Robert C. Dick          Executive Vice President & Chief Lending Officer      4,205        7,500          11,705          0.11%
Frank D. Filipo             Executive Vice President, Retail Banking          1,832        1,000           2,832          0.03%
Augustus C. Weaver    Executive Vice President & Chief Information Officer    7,769       16,500          24,269          0.22%
------------------------------------------------------------------------------------------------------------------------------------

                                    *** including options currently exerciseable

Directors and executive officers of the Company and the Bank, who as a group total fourteen, own beneficially 523,803 shares of common stock or 4.77 percent of the fully diluted shares of the company outstanding as of March 5, 2004.

                              EMPLOYMENT CONTRACTS

The Company has entered into agreements with fourteen employees, including Messrs. Dick, Filipo, Huszagh, Kohlmann, Merz, and Weaver. These agreements provide for certain benefits in the event that the employee is terminated involuntarily within three years of a "change of control" of the Company. It also provides benefits if the employee leaves voluntarily within three years of a "change of control" if there has been a material change in the employee's salary, function, duties, or responsibilities that causes the employee's position to be of less dignity, responsibility, importance, or scope than it was immediately before the "change of control." It further applies if there is a significant change in geographic location of the employee's place of employment. Under the agreements, a "change of control" occurs if (i) any individual, entity, or group acquires 25 percent or more of the Company's common stock or the outstanding voting securities of the Company; (ii) the current directors of the Company and directors approved in the future by a majority of the current directors and their approved successors ("Incumbent Directors") cease to comprise a majority of the directors of the Company; (iii) there is a reorganization, merger, or consolidation of the Company or sale or other disposition of all the Company's assets; or (iv) the shareholders of the Company approve its liquidation or dissolution. An acquisition by a corporation otherwise described in (i) above and the events described in (iii) above do not comprise a "change of control" when or if (a) the holders of 60 percent of the Company's common stock and voting securities own substantially the same proportion of common stock and voting securities of the corporation resulting from such event; (b) no person, entity, or group owns 25 percent or more of the common stock or voting securities of the resulting corporation except one who did not own more than 25 percent before the event; and (c) a majority of the directors of the board of the resulting corporation are currently incumbent directors or are incumbent directors at the time of the action by the board approving the event. After an event of termination following a change in control, an employee shall be entitled to a monthly payment in the amount of his or her monthly rate of salary immediately before the "event of termination," plus one-twelfth of all bonuses paid to the employee in the twelve preceding months. In addition, the employee shall be entitled to receive the Company's health benefits during the benefit period. The payments and benefits shall continue for up to thirty-six months. These payments and benefits will be reduced by the amount of salary and benefits the employee receives from other employment during the benefit period. The agreements are effective for any "change of control" taking place prior to January 1, 2005.

                             DIRECTORS' COMPENSATION

With the exception of directors' fees described below, directors of the Company are not compensated in any way for their services. All directors of the Bank receive an annual fee of $20,800 for their services. All directors of the Bank, except Messrs. Kohlmann and Merz, also receive $1,250 for four meetings during the month of service on the Finance Committee, $1,000 per meeting of the Audit Committee, and $800 per meeting of any other committee of which each may be a member. Mr. Merz, as Chairman, receives a stipend of $75,000 per annum, as well as standard employee benefits.

The Company maintains a Directors' Deferred Compensation Plan, under which a director may defer receipt of his fees as a director of the Bank until retirement or age 72, termination of service, or death. During the deferral period, amounts deferred earn interest at 1 percent less than the prime rate.

Upon the merger of Hamptons Bancshares, Inc. into Suffolk Bancorp, the Company assumed the retirement plan for the directors of Hamptons Bancshares, Inc., which had been established in 1988, and covered ten directors who had served for at least seven consecutive years, including Mr. Collins. These directors, upon attaining age 70, receive a benefit of $833 per month payable for 120 months, and for which the Company contributed the sum of $2,483 per month during 2003.

         TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS, AND ASSOCIATES

Some of the nominees, directors continuing in office, and executive officers of the Company, as well as members of their immediate families and the corporations, organizations, trusts, and other entities with which they are associated, are also customers of the Bank in the ordinary course of business. They may also have taken loans from the Bank of $60,000 or more. It is anticipated that these people and their associates will continue to be customers of, and indebted to, the Bank in the future. All such loans, however, were made in the ordinary course of business, did not involve more than normal risk of collectibility, or present other unfavorable features. They were made on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons, including interest rates and collateral. At present, none of these loans to nominees, directors, executive officers, or their associates is non-performing.

Other than normal relationships as customers or by virtue of position or ownership in the Company, none of the directors or officers of the Company or their associates now maintains, or has maintained, any significant business or personal relationship with the Company or the Bank during 2002, except for the following. The law firm of Smith, Finkelstein, Lundberg, Isler & Yakaboski, L.L.P., of which retiring Director Finkelstein is a partner, has been employed by the Bank as general counsel and was paid $338,212 for legal services. It is anticipated that the Bank will employ this law firm in the future. The law firm of Meyer, Meyer, Metli, & Keneally, L.L.P., of which Director Meyer is a partner, has been employed to represent the Bank in real-estate closings and was paid $299,041 for legal services. It is anticipated that the Bank will employ this law firm in the future. Management and the Board of Directors of the Company have determined that these amounts are fair and competitive for the services provided.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

To the knowledge of the Company, the table below presents the total number of shares and percent beneficially owned by shareholders who own more than 5 percent of the Company's common stock as of March 5, 2004.

                            Name and Address of                Amount, Nature and Percent
  Title of Class              Beneficial Owner              of Beneficial Ownership of Class
  --------------              ----------------              --------------------------------
   Common Stock           Private Capital Management                  1,084,344
                             3003 Tamiami Trail
                            Naples, Florida 34103                          9.93%

            COMPARISON OF CUMULATIVE TOTAL RETURN OF SUFFOLK BANCORP,
                     INDUSTRY INDEX, AND BROAD MARKET INDEX

The following chart and table compare the total return to shareholders of Suffolk Bancorp with National Banks, and the NASDAQ Composite Index, both of which include Suffolk Bancorp.

                    ASSUMES $100 INVESTED ON JANUARY 1, 1999
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2003

                              [LINE CHART OMITTED]

 Comparison of Cumulative Total Return of Suffolk Bancorp, Industry Index, and
                              Broad Market (in $)

-----------------------------------------------------------------------------------------------------------
                         1/1/99        12/31/99      12/31/00       12/31/01       12/31/02      12/31/03
-----------------------------------------------------------------------------------------------------------
    Suffolk Bancorp      100.00         98.04         117.57         206.92         243.08        271.83
-----------------------------------------------------------------------------------------------------------
       NASDAQ Banks      100.00         96.15         109.84         118.92         121.74        156.62
-----------------------------------------------------------------------------------------------------------
   NASDAQ Composite      100.00        185.43         111.83          88.77          61.37         91.75
-----------------------------------------------------------------------------------------------------------

Item 9. Independent Public Accountants

APPROVAL OF INDEPENDENT AUDITORS (Item 2 on Proxy Card)

The Audit Committee recommended and the Board of Directors has selected Grant Thornton, L.L.P., independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004, and recommends that shareholders vote for ratification of the appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that the change would be in the best interests of the Company and its shareholders. In the event shareholders vote against ratification, the Board will reconsider its selection.

The following aggregate fees were billed by the accountants during 2003:

             ------------------------------------------------------
             Audit fees                                   $ 189,891
             Audit - related fees                                --
             Tax fees                                        23,701
             All other fees                                      --
             ------------------------------------------------------
             Total                                        $ 213,592
             ======================================================

Representatives of Grant Thornton, L.L.P. are expected to be present at the annual meeting of the shareholders. They will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR this proposal, which is Item 2 on the proxy card.

Item 21. Voting Procedures

All proxies that are received by the Board of Directors conferring authority to so vote in the election of directors will be voted FOR the four nominees listed below. Directors shall be elected by a plurality of the votes cast at the meeting. All proxies received will be voted in accordance with their specific instructions. In the event any nominee declines or is unable to serve, the proxies will be voted for a successor nominee designated by the Board of Directors.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required for approval of the Board of Directors' selection of independent auditors for the year ending December 31, 2004. Abstentions and broker `non-votes' are counted as present and entitled to vote for purposes of determining a quorum, but are not treated as votes cast at the meeting. Accordingly, abstentions and broker non-votes will not be counted for purposes of determining the outcome of any of the proposals to be voted on.

Except as otherwise required by statute or by the certificate of incorporation which requires the affirmative vote of 70% or more, directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. All other corporate action shall be authorized by a majority of the votes cast.

Item 23. Delivery of Documents to Security Holders sharing an Address

Only one annual report and proxy statement is delivered to two or more shareholders who share an address unless the Company or its agent has received contrary instructions from one or more of the shareholders. To request that separate copies of these documents be delivered, shareholders can contact the Company's registrar or transfer agent by mail at American Stock Transfer & Trust Co., 59 Maiden Lane, New York, New York 10038; or by telephone at 1-800-937-5449; or on the Internet at www.amstock.com.

                            FILING OF S.E.C. REPORTS

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers, directors, and persons who beneficially own more than 10 percent of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by S.E.C. regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports furnished to the Company, the Company believes that during 2003 its executive officers, directors, and beneficial owners of more than 10 percent of the stock complied with all applicable filing requirements of Section 16(a).

                                  OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

                  Date: March 12, 2004

                  By Order of the Board of Directors


                  DOUGLAS IAN SHAW
                  Vice President and Corporate Secretary

                                   APPENDIX A

                                 Suffolk Bancorp
                             Audit Committee Charter
                              Adopted May 26, 2003

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers (NASD). A director will be deemed independent if he or she meets the definition of an "independent director" set forth in NASD Rule 4200. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall otherwise have the qualifications set forth for all audit committee members in NASD Rule 4460 (d) (2) (A). In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The Board, at its annual organizational meeting, shall appoint the members of the Audit Committee based on the recommendation of the Nominating Committee. They shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

      The Audit Committee shall maintain minutes of each meeting of the Committee and shall report the actions of the Audit Committee to the Board, with such recommendations as the Audit Committee deems appropriate.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1. Review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.    Review and discuss reports from the independent auditors on:

5.    All critical accounting policies and practices to be used.

6. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

7. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

8. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

9. Review regularly, with management and with the independent auditor, the Company's annual audited financial reports (including earnings releases, reports to the Securities and Exchange Commission on Form 10-K and Form 10-Q, and reports to shareholders since the previous quarterly meeting of the Committee) and the quality of the Company's accounting principles as applied therein.

10. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

11. Periodically consult with the independent auditor, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements.

12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

13. Review with the independent auditor, the internal audit director and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time after the implementation of such changes or improvements, as decided by the Committee.

14. Obtain from the independent auditor assurance that Section 10A (b) of the Exchange Act has not been implicated.

15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

16. Recommend to the Board the appointment or replacement of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

17. Review and evaluate the lead partner of the independent auditor team. Review and evaluate the quality control procedures of the independent auditor. The Audit Committee shall obtain and review (a) the resumes of the key partners and managers, (b) a description of the quality control procedures the firm has established (c) a report from the firm describing any material issues raised by the most recent quality control review of the firm and describing the steps the firm has taken to deal with any reported problems and (d) all relationships between the independent auditor and the Company. This review shall be performed annually and reflected in the minutes of the Committee. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

18. Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

19. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence and, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

20. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

21. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who participated in any capacity in the audit of the Company.

22. Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

23. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

24. Obtain reports from management, the Company's director of internal auditing and the independent auditor that the Company and its subsidiary entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

25. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

26. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

27. Review activities, organizational structure and qualifications of the internal audit department. Review the appointment and replacement of the senior auditing executive.

28. Consider and review with management and internal audit (a) departmental responsibilities, budget and staffing, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities, access to required information or disagreements with management and (c) any changes required in the planned scope of the internal audit plan.

29. Review the regular internal audit reports to management prepared by the internal auditing department, as well as management's response. All unresolved items from prior audits shall be included in this review. Unresolved items shall include violations of regulations, violations of institutional policy, and best practice recommendations that were to be adopted after presentation to the Committee. The Committee shall seek assurance that all best practice recommendations are submitted during formal Committee meetings and not eliminated prior thereto.

30. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

31. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

32. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

33. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

34. Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

35. Meet at least four times annually, or more frequently as circumstances dictate. As part of its commitment to foster open communications, the Committee shall meet periodically with the chief financial officer, the director of the internal auditing department and the Company's independent auditors in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                   APPENDIX B

                                 Suffolk Bancorp
                        Nominating and Committee Charter
                            Adopted February 23, 2004

Purpose

The Nominating & Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board's performance; and (4) to recommend to the Board director nominees for each committee.

Committee Membership

The Nominating & Governance Committee shall consist of no fewer than three members. The members of the Nominating & Governance Committee shall meet the independence requirements of NASDAQ. The members of the Nominating & Governance Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1. The Nominating & Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating & Governance Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. The Nominating & Governance Committee shall actively seek individuals qualified to become board members for recommendation to the Board.

3. The Nominating & Governance Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year.

4. The Nominating & Governance Committee shall review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

5. The Nominating & Governance Committee may form and delegate authority to subcommittees when appropriate.

6. The Nominating & Governance Committee shall make regular reports to the Board.

7. The Nominating & Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Nominating & Governance Committee shall annually review its own performance.


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

                                   APPENDIX C

                                 Suffolk Bancorp
                                 Code of Ethics
                       as reaffirmed on December 23, 2002

The first and most significant element of a financial institution's relationships with its customers, regulatory agencies, and the communities it serves is trust. In recognition of the importance of that trust, it is the policy of Suffolk Bancorp and its subsidiary, The Suffolk County National Bank, to maintain the highest standard of integrity in the conduct of its business.

This code of ethics should guide directors, officers, and employees of the Company and its subsidiaries in the ethical discharge of their responsibilities, and help them comply with federal bank bribery law (18 U.S.C., Section 215 as amended) and with the policies of the Federal Financial Institutions Examination Council released on April 27, 1987 which include the guidelines of the Federal Reserve Board, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency.

I. Each director, officer, and employee of the Company should be familiar with the law which provides in pertinent part:

            "Whoever --

            A. "corruptly gives, offers, or promises anything of value to any person, with intent to influence or reward an officer, director, employee, agent, or attorney of a financial institution in connection with any business or transaction of such institution; or

            B. "as an officer, director, employee, agent, or attorney of a financial institution, corruptly solicits or demands for the benefit of any person, or corruptly accepts or agrees to accept anything of value from any person intending to be influenced or rewarded in connection with any business or transaction of such institution;

                  "shall be guilty of an offense."

II.   Each director, officer, and employee of the bank shall:

            A. respect the nature of privileged or confidential information concerning customers or the company's business.

            B. not use information obtained in the conduct of the company's business for personal or business advantage.

            C. be certain that a position held with the company is not used to obtain an unauthorized, illegal or questionable benefit for a customer, supplier or other outside party.

            D. not use a position at the company to gain an unauthorized, illegal or questionable benefit for the company or oneself.

            E. not accept gifts from customers, suppliers, business associates, or competitors of the company and its subsidiaries having a value of more than $25 or accept cash gifts of any amount, except where the relationship of the director, officer or employee to the donor is primarily and demonstratively personal in nature, and the gift is not intended to influence a business decision in any way.

            F. not accept meals or entertainment of a value greater than is customary in the conduct of the business at hand.


                                     Page 17
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            G. avoid any conflict or appearance of conflict of interest between professional or fiduciary duties to the company or its customers, and any employment, partnership, investment or directorship in any outside business venture.

            H. disclose all things of value received or offered beyond what is authorized in this code and all potential conflicts of interest, including those in which they have been inadvertently placed due to either business or personal relationships with customers, suppliers, business associates, or competitors of the company to the secretary of the corporation in writing.

            I. not trade in stock of the company based on information which is not generally available to the investing public.

III. When questions arise concerning the ethics of a particular action, the director, officer, or employee should submit it in writing to the secretary of the corporation. If the secretary believes that there is a conflict with the code of ethics, it should be referred to the chief executive officer. If, in the opinion of the chief executive officer, it requires further discussion, it should be referred to the board of directors for resolution. Any such discussions should be summarized in written form, including a description of the situation and the determination of the chief executive officer or the board of directors, and filed with the secretary of the corporation.

IV. All disclosures shall be made to the secretary of the corporation in writing. It is then the duty of the secretary of the corporation to review the situation, and make a preliminary determination as to whether the exception to the code is indeed ethical, subject to the review of the chief executive officer, and maintain a contemporaneous written record.

V. Each director, officer, or employee of the bank should acknowledge that they have read the code of ethics, in writing, when they first become associated with the company, and after each revision or update of the code.


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